SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 13, 2007
EMERSON RADIO CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-07731	22-3285224

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

9 Entin Road, Parsippany, New Jersey		07054

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (973) 884-5800
Not Applicable
(Former Address, if changed since Last Report) (Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-3.1: AMENDMENT TO CORPORATE BYLAWS
EX-99.1: PRESS RELEASE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 13, 2007, following the Annual Meeting of Stockholders (the “Annual Meeting”) of Emerson Radio Corp. (the “Company”), the Board of Directors of the Company (the “Board”) appointed as the President of the Company Adrian Ma, the Chief Executive Officer of the Company. The Board also appointed as an Executive Vice President of the Company each of Greenfield Pitts, the Chief Financial Officer of the Company; Michael A.B. Binney, President-International Operations of the Company; and John Spielberger, the President-North American Operations of the Company. Messrs. Ma, Pitts, Binney and Spielberger will continue to serve Chief Executive Officer, Chief Financial Officer, President-International Operations and President-North American Operations of the Company, respectively. None of such officers will receive additional compensation in exchange for his service as President or Executive Vice President of the Company, as the case may be.
     Information with respect to the prior employment with and outside the Company, current compensation arrangements, if any, and other relevant information concerning Messrs. Ma, Pitts, Binney and Spielberger are set forth in the Company’s Proxy Statement on Schedule 14A relating to the Annual Meeting, as filed with the Securities and Exchange Commission on November 19, 2007.
     A copy of the press release announcing the appointment of Mr. Ma as President of the Company and each of Messrs. Pitts, Binney and Spielberger as an Executive Vice President of the Company is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective as of December 13, 2007, the Board adopted an amendment (the “Amendment”) to the Corporate Bylaws of the Company, as amended (the “Bylaws”), to update the descriptions of the officer positions with the Company and to permit the Company to issue uncertificated shares.
     Pursuant to the Amendment, Article 5 of the Bylaws was amended and restated in its entirety. Article 5 of the Bylaws previously contained titles and descriptions of duties of officer positions that were inapplicable to the Company and its current management. Accordingly, Article 5 of the Bylaws was amended and restated to update the titles and descriptions of duties of the officer positions of the Company. In connection with the Amendment, the Board appointed Mr. Ma as President of the Company and each of Messrs. Pitts, Binney and Spielberger as an Executive Vice President of the Company. See “Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of this Current Report on Form 8-K.
     Pursuant to the Amendment, Sections 7.1 and 7.2 of the Bylaws were amended and restated in their entirety. Sections 7.1 and 7.2 of the Bylaws previously required that all shares of capital stock of the Company be represented by certificates. Sections 7.1 and 7.2 of the Bylaws were amended and restated to permit the Company to issue uncertificated shares in order for the Company to be eligible to participate in a direct registration system (a “Direct Registration System”) as required by Section 135 of The American Stock Exchange Company Guide. Pursuant to a Direct Registration System, a stockholder may have securities registered in such stockholder’s name on the books of an issuer or its transfer agent without the need for a physical certificate to evidence ownership.
     The full text of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the Amendment is incorporated herein by reference.

Item 8.01. Other Events.
     On December 17, 2007, the Company announced the results of the Annual Meeting. A total of 26,047,528 shares of common stock, par value $.01 per share, of the Company (the “Common Stock”), or approximately 96% of the total number of shares of Common Stock of the Company entitled to vote at the meeting, were represented at the Annual Meeting.
     At the Annual Meeting, the stockholders of the Company elected three new directors and re-elected seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. The three new directors elected at the Annual Meeting are Mirzan Mahathir, David R. Peterson and Kareem E. Sethi, and the seven directors re-elected at the Annual Meeting are Christopher Ho, Michael A.B. Binney, W. Michael Driscoll, Adrian Ma, Greenfield Pitts, Eduard Will and Norbert R. Wirsching.
     At the Annual Meeting, the stockholders of the Company ratified the appointment of Moore Stephens, P.C. as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2008.
     A copy of the press release announcing the results of the Annual Meeting is attached to this Current Report on Form 8-K as Exhibit 99.1.
Forward Looking Statements
     This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 3.1 –	Amendment to Corporate Bylaws of Emerson Radio Corp.

Exhibit 99.1 –	Press release, dated December 17, 2007 (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.
By:	/s/ Greenfield Pitts
Greenfield Pitts
Executive Vice President and Chief Financial Officer

Dated: December 19, 2007